UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2022

WORTHINGTON INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.

Worthington Industries, Inc. (the “Registrant”) conducted a conference call on September 29, 2022, beginning at approximately 8:30 a.m., Eastern Daylight Time, to discuss the Registrant’s unaudited financial results for the first quarter of fiscal 2023 (the fiscal quarter ended August 31, 2022). Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets for the coming months. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated herein by reference.

The information contained in this Item 2.02 and in Exhibit 99.1 furnished with this Form 8-K is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

In the conference call, the Registrant referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), on a consolidated basis, for the Registrant’s three months ended August 31, 2022 and August 31, 2021 and the twelve months ended August 31, 2022. These are non-GAAP financial measures and are used by management as measures of operating performance. EBITDA is calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to net earnings attributable to controlling interest. Adjusted EBITDA is calculated by adding or subtracting, as appropriate, certain items that the Registrant believes are not necessarily indicative of its operating performance, such as incremental expenses related to the Level5 earnout, the impairment of long-lived assets, the restructuring and other income, net, the pension settlement charge and the loss on sale of investment in ArtiFlex Manufacturing, LLC (each pre-tax) to/from EBITDA. The table below illustrates the differences between GAAP net earnings attributable to controlling interest and the non-GAAP financial measures adjusted EBIT and adjusted EBITDA for the three months ended August 31, 2022 and August 31, 2021 and the twelve months ended August 31, 2022.

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2022	2022	2022	2022

Net earnings attributable to controlling interest	$64,082	$80,252	$56,342	$110,301	$132,491
Interest expense	8,598	8,167	8,140	7,312	7,718
Income tax expense	19,498	24,963	18,683	31,226	40,150
Earnings before interest and taxes (EBIT)	92,178	113,382	83,165	148,839	180,359
Incremental expense related to Level5 earnout (pre-tax)	525	-		-	-
Impairment of long-lived assets (pre-tax) [1]	197	-	1,938	-	-
Restructuring and other income, net (pre-tax) [1]	(1,100)	(2,418)	(504)	(1,923)	(6,328)
Pension settlement charge (pre-tax)	4,774	-	-	-	-
Loss on sale of investment in ArtiFlex (pre-tax)	15,759	-	-	-	-
Adjusted earnings before interest and taxes (Adjusted EBIT) [1]	$112,333	$110,964	$84,599	$146,916	$174,031
Depreciation and amortization	28,001	28,248	27,425	21,090	22,064
Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) [1]	$140,334	$139,212	$112,024	$168,006	$196,095

Trailing twelve months adjusted EBITDA [1]	$559,576

[1] Excludes the impact of the noncontrolling interests.

In the conference call, the Registrant referred to adjusted earnings before interest and taxes (adjusted EBIT) and adjusted EBIT margin for its Consumer Products and Building Products business segments, which are non-GAAP financial measures used by the Registrant as measures of operating performance. Adjusted EBIT is calculated in the same manner as adjusted EBITDA above (before the impact of depreciation and amortization) and adjusted EBIT margin is calculated by dividing adjusted EBIT by sales. A reconciliation of adjusted EBIT to the most comparable GAAP measure, which is operating income (loss) for purposes of measuring segment profit, for the three months ended August 31, 2022 and August 31, 2021, is outlined below.

	Three Months Ended August 31, 2022
(In thousands)	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions	Other	Consolidated
Sales	$1,038,880	$188,703	$150,323	$30,759	n/a	$1,408,665

Operating income (loss)	$33,846	$20,444	$8,646	$(1,307)	$5,085	$66,714
Incremental expenses related to Level5 earnout	-	525	-	-	-	525
Impairment of long-lived assets	312	-	-	-	-	312
Restructuring and other expense (income), net	78	-	-	-	(1,178)	(1,100)
Adjusted operating income (loss)	34,236	20,969	8,646	(1,307)	3,907	66,451
Miscellaneous income (expense), net (1)	184	(35)	222	(86)	(597)	(312)
Equity in net income of unconsolidated affiliates (2)	1,770	-	43,866	-	1,835	47,471
Less: Net earnings attributable to noncontrolling interests (3)	1,277	-	-	-	-	1,277
Adjusted EBIT	$34,913	$20,934	$52,734	$(1,393)	$5,145	$112,333

Adjusted EBIT margin	3.4%	11.1%	35.1%	-4.5%	NM	8.0%

	Three Months Ended August 31, 2021
	Steel Processing	Consumer Products	Building Products	Sustainable Energy Solutions	Other	Consolidated
Sales	$822,810	$147,783	$114,743	$25,482	n/a	$1,110,818

Operating income (loss)	$113,482	$20,506	$5,834	$(2,352)	$(1,673)	$135,797
Restructuring and other income, net	(12,131)	-	-	(143)	-	(12,274)
Adjusted operating income (loss)	101,351	20,506	5,834	(2,495)	(1,673)	123,523
Miscellaneous income (expense), net	30	49	(73)	(59)	683	630
Equity in net income of unconsolidated affiliates	9,349	-	42,993	-	574	52,916
Less: Net earnings attributable to noncontrolling interests (3)	3,038	-	-	-	-	3,038
Adjusted EBIT	$107,692	$20,555	$48,754	$(2,554)	$(416)	$174,031

Adjusted EBIT margin	13.1%	13.9%	42.5%	-10.0%	NM	15.7%

(1) Excludes within Other a non-cash settlement charge of $4,774 to accelerate a portion of deferred pension cost resulting from a pension lift-out transaction to transfer a portion of the total projected benefit obligation of The Gerstenslager Company Bargaining Unit Employees' Pension Plan to a third-party insurance company during the three months ended August 31, 2022.

(2) Excludes within Other a loss of $15,759 within Other related to the sale of the Company's 50% noncontrolling equity investment in ArtiFlex Manufacturing, LLC effective August 3, 2022.

(3) Excludes within Steel Processing the noncontrolling interest portion of impairment of long-lived assets of $(115) and restructuring gains of $5,946 for the three months ended August 31, 2022 and August 31, 2021, respectively.

In the conference call, the Registrant referred to free cash flow for the three months and the six months ended August 31, 2022. Free cash flow is a non-GAAP financial metric that management believes measures the Registrant’s ability to generate cash beyond what is required for its business operations and capital expenditures. The following provides a reconciliation of free cash flow from net cash provided by operating activities for the three months and the six months ended August 31, 2022.

	Three Months Ended
	August 31,	May 31,
(In thousands)	2022	2022
Net cash provided by operating activities	$81,038	$164,838
Investment in property, plant and equipment	(21,477)	(22,796)
Free cash flow	$59,561	$142,042

Trailing six months free cash flow	$201,603

In the conference call, the Registrant referred to net debt to trailing twelve months adjusted EBITDA, which is a non-GAAP financial metric that is used by the Registrant as a measure of leverage. Net debt to adjusted EBITDA is calculated by subtracting cash and cash equivalents from net debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by adjusted EBITDA. The calculation of net debt to adjusted EBITDA for the twelve months ended

August 31, 2022, along with a reconciliation of net cash provided by operating activities (the most comparable GAAP measure) to adjusted EBITDA for the same period, as mentioned in the conference call, is outlined below.

	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2023	2022	2022	2022

Net cash provided by (used in) operating activities	$81,038	$164,838	$74,190	$(119,104)
Adjustments:
Changes in assets and liabilities, net of impact of acquisitions	48,117	(73,397)	11,177	227,501
Interest expense	8,598	8,167	8,140	7,312
Income tax expense	19,498	24,963	18,683	31,226
Impairment of long-lived assets	(312)	-	(3,076)	-
Benefit from (provision for) deferred income taxes	11,056	(5,839)	(10,661)	(1,309)
Bad debt expense	(342)	(63)	(382)	(335)
Equity in net income of unconsolidated affiliates, net of distributions	(42,845)	30,487	18,604	31,274
Net gain on loss of assets	769	2,320	628	496
Stock-based compensation	(4,236)	(4,141)	(4,408)	(4,248)
Less: non-controlling interest	(1,162)	(5,705)	(2,305)	(2,884)
EBITDA [1]	$120,179	$141,630	$110,590	$169,929
Adjustments:
Incremental expense related to Level5 earnout	525	-		-
Impairment of long-lived assets [1]	197	-	1,938	-
Restructuring and other income [1]	(1,100)	(2,418)	(504)	(1,923)
Pension settlement charge	4,774	-	-	-
Loss on sale of investment in ArtiFlex	15,759	-	-	-
Adjusted EBITDA [1]	$140,334	$139,212	$112,024	$168,006

Trailing twelve months adjusted EBITDA [1]	$559,576

[1] Excludes the impact of the noncontrolling interests.

	August 31,
(In thousands)	2022
Short-term borrowings	$15,554
Current maturities of long-term debt	248
Long-term debt	690,011
Total debt	$705,813
Less: cash and cash equivalents	(35,768)
Net debt	$670,045

Trailing twelve months adjusted EBITDA	$559,576

Net debt to adjusted EBITDA	1.2

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on September 29, 2022. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on September 29, 2022 (the “Financial News Release”) reporting results for the three-month period ended August 31, 2022 (the fiscal 2023 first quarter). The Financial News Release was made available on the Registrant’s website during the conference call and will remain available on the Registrant’s website for at least one year.

Item 9.01. Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for First Quarter of Fiscal 2023 (Fiscal Quarter Ended August 31, 2022) held on September 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: October 5, 2022	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary